CLEARBRIDGE VARIABLE MID CAP PORTFOLIO

Schedule of investments (unaudited)	September 30, 2019

SECURITY	SHARES	VALUE
COMMON STOCKS - 97.4%
COMMUNICATION SERVICES - 3.4%
Entertainment - 3.4%
Live Nation Entertainment Inc.	59,920	$3,975,093	*
World Wrestling Entertainment Inc., Class A Shares	43,500	3,095,025

TOTAL COMMUNICATION SERVICES		7,070,118

CONSUMER DISCRETIONARY - 14.6%
Auto Components - 1.8%
Aptiv PLC	44,000	3,846,480

Diversified Consumer Services - 1.9%
Service Corp. International	84,730	4,050,941

Hotels, Restaurants & Leisure - 1.8%
Vail Resorts Inc.	16,330	3,716,055

Internet & Direct Marketing Retail - 1.9%
Expedia Group Inc.	29,880	4,016,171

Leisure Products - 2.2%
Hasbro Inc.	38,480	4,567,191

Specialty Retail - 5.0%
Carvana Co.	45,020	2,971,320	*
Foot Locker Inc.	60,940	2,630,170
Ross Stores Inc.	45,530	5,001,471

Total Specialty Retail		10,602,961

TOTAL CONSUMER DISCRETIONARY		30,799,799

CONSUMER STAPLES - 4.3%
Food & Staples Retailing - 4.3%
Casey’s General Stores Inc.	31,340	5,050,754
US Foods Holding Corp.	99,530	4,090,683	*

TOTAL CONSUMER STAPLES		9,141,437

ENERGY - 2.6%
Energy Equipment & Services - 1.2%
Apergy Corp.	41,450	1,121,222	*
Core Laboratories NV	29,200	1,361,304

Total Energy Equipment & Services		2,482,526

Oil, Gas & Consumable Fuels - 1.4%
Pioneer Natural Resources Co.	23,780	2,990,811

TOTAL ENERGY		5,473,337

FINANCIALS - 12.4%
Banks - 3.8%
First Republic Bank	41,850	4,046,895
Western Alliance Bancorp	84,830	3,908,966

Total Banks		7,955,861

See Notes to Schedule of Investments.

CLEARBRIDGE VARIABLE MID CAP PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2019

SECURITY	SHARES	VALUE
Insurance - 6.3%
Arch Capital Group Ltd.	115,860	$4,863,803	*
Hartford Financial Services Group Inc.	70,130	4,250,579
Progressive Corp.	54,510	4,210,898

Total Insurance		13,325,280

Mortgage Real Estate Investment Trusts (REITs) - 2.3%
Starwood Property Trust Inc.	204,260	4,947,177

TOTAL FINANCIALS		26,228,318

HEALTH CARE - 10.4%
Biotechnology - 2.6%
Alexion Pharmaceuticals Inc.	24,810	2,429,892	*
BioMarin Pharmaceutical Inc.	45,530	3,068,722	*

Total Biotechnology		5,498,614

Health Care Equipment & Supplies - 1.3%
Varian Medical Systems Inc.	23,480	2,796,233	*

Health Care Providers & Services - 2.3%
AmerisourceBergen Corp.	36,550	3,009,161
Premier Inc., Class A Shares	60,230	1,741,852	*

Total Health Care Providers & Services		4,751,013

Life Sciences Tools & Services - 4.2%
Bio-Rad Laboratories Inc., Class A Shares	10,410	3,463,824	*
ICON PLC	19,910	2,933,539	*
Syneos Health Inc.	45,530	2,422,651	*

Total Life Sciences Tools & Services		8,820,014

TOTAL HEALTH CARE		21,865,874

INDUSTRIALS - 17.7%
Aerospace & Defense - 5.0%
L3Harris Technologies Inc.	29,700	6,196,608
Teledyne Technologies Inc.	13,310	4,285,687	*

Total Aerospace & Defense		10,482,295

Airlines - 1.7%
Alaska Air Group Inc.	55,020	3,571,348

Building Products - 1.2%
Masonite International Corp.	43,000	2,494,000	*

Commercial Services & Supplies - 1.6%
Waste Connections Inc.	36,650	3,371,800

Electrical Equipment - 3.1%
AMETEK Inc.	40,420	3,711,364
Rockwell Automation Inc.	17,560	2,893,888

Total Electrical Equipment		6,605,252

See Notes to Schedule of Investments.

CLEARBRIDGE VARIABLE MID CAP PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2019

SECURITY	SHARES	VALUE
Machinery - 2.5%
Ingersoll-Rand PLC	42,360	$5,219,176

Road & Rail - 1.2%
Old Dominion Freight Line Inc.	15,110	2,568,247

Trading Companies & Distributors - 1.4%
Air Lease Corp.	71,350	2,983,857

TOTAL INDUSTRIALS		37,295,975

INFORMATION TECHNOLOGY - 18.6%
Electronic Equipment, Instruments & Components - 5.1%
CDW Corp.	45,410	5,596,329
IPG Photonics Corp.	15,410	2,089,596	*
Keysight Technologies Inc.	31,440	3,057,540	*

Total Electronic Equipment, Instruments & Components		10,743,465

IT Services - 1.6%
Amdocs Ltd.	30,930	2,044,782
DXC Technology Co.	41,800	1,233,100

Total IT Services		3,277,882

Semiconductors & Semiconductor Equipment - 3.9%
Lam Research Corp.	17,350	4,009,759
Xilinx Inc.	42,960	4,119,864

Total Semiconductors & Semiconductor Equipment		8,129,623

Software - 6.0%
Aspen Technology Inc.	30,440	3,746,555	*
Autodesk Inc.	18,480	2,729,496	*
Box Inc., Class A Shares	105,860	1,753,042	*
Palo Alto Networks Inc.	7,700	1,569,491	*
Splunk Inc.	24,500	2,887,570	*

Total Software		12,686,154

Technology Hardware, Storage & Peripherals - 2.0%
NCR Corp.	33,400	1,054,104	*
Western Digital Corp.	53,460	3,188,354

Total Technology Hardware, Storage & Peripherals		4,242,458

TOTAL INFORMATION TECHNOLOGY		39,079,582

MATERIALS - 1.5%
Chemicals - 0.8%
Methanex Corp.	48,180	1,708,944

Containers & Packaging - 0.7%
Ardagh Group SA	91,160	1,429,389

TOTAL MATERIALS		3,138,333

See Notes to Schedule of Investments.

CLEARBRIDGE VARIABLE MID CAP PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2019

SECURITY		SHARES	VALUE
REAL ESTATE - 6.1%
Equity Real Estate Investment Trusts (REITs) - 4.7%
Alexandria Real Estate Equities Inc.		34,810	$5,362,132
Liberty Property Trust		52,470	2,693,285
Vornado Realty Trust		29,710	1,891,636

Total Equity Real Estate Investment Trusts (REITs)			9,947,053

Real Estate Management & Development - 1.4%
Jones Lang LaSalle Inc.		21,130	2,938,338

TOTAL REAL ESTATE			12,885,391

UTILITIES - 5.8%
Electric Utilities - 2.4%
Eversource Energy		60,020	5,129,909

Multi-Utilities - 3.4%
Ameren Corp.		55,020	4,404,351
DTE Energy Co.		19,910	2,647,234

Total Multi-Utilities			7,051,585

TOTAL UTILITIES			12,181,494

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $148,863,881)			205,159,658

	RATE
SHORT-TERM INVESTMENTS - 2.6%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class (Cost - $5,468,605)	1.810%	5,468,605	5,468,605

TOTAL INVESTMENTS - 100.0% (Cost - $154,332,486)			210,628,263
Liabilities in Excess of Other Assets - 0.0%			(22,006)

TOTAL NET ASSETS - 100.0%			$210,606,257

*	Non-income producing security.

This Schedule of Investments is unaudited and is intended to provide information about the Portfolio’s investments as of the date of the schedule. Other information regarding the Portfolio is available in the Portfolio’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

ClearBridge Variable Mid Cap Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments

Notes to Schedule of Investments (unaudited) (continued)

owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Common Stocks†	$205,159,658	—	—	$205,159,658
Short-Term Investments†	5,468,605	—	—	5,468,605

Total Investments	$210,628,263	—	—	$210,628,263

†	See Schedule of Investments for additional detailed categorizations.